Republic of Botswana

PROSPECTING LICENCE

in favour of

CERTIFIED TRUE COPY

N Narasimhan

N NARASIMHAN
COMMISSIONER OF OATHS
CERTIFIED PUBLIC ACCOUNTANT
P.O. BOX 1308, GABORONE
TEL. 3912983 FAX: 3972357
BIA MEMBERSHIP NO: 98/ 111

BONNYRIDGE (PTY) LTD

PROSPECTING LICENCE NO. 702 /2009

Certified True Copy.

Grant Thornton Business Services
(Pty) Ltd
P.O. Box 1157
Plot 50370, Fairgrounds Gaborone
Tel: 3952313 Fax: 3972357

REPUBLIC OF BOTSWANA

Form II

Prospecting License No.702/2009

Issued in terms of section 16 of the Mines and Minerals Act.

WHEREAS **Bonnyridge (Pty) Ltd** a company incorporated under the laws of **Republic of Botswana** (hereinafter referred to as "the holder") has made application for the right to prospect for **metals** on land to which the Republic of Botswana holds mineral rights.

AND WHEREAS provision is made under section 14 of the Act for the conferring of such rights by means of a prospecting license:

NOW THEREFORE the Minister hereby grants to the holder the exclusive right to prospect for **metals** in the license area for a period of **3** years commencing on **01 October 2009** and ending on **30 September 2012.**

1. The License area shall be the area shown on the map annexed hereto in extent of **nine hundred and ninety point four square kilometers (990.4 km^2)**, located in **Ngamiland/Gantsi** district(s) and more fully described in Annexure I hereto; and as reduced from time to time in accordance with the provisions of the Act.

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Grant Thornton Business Services (Pty) Ltd
P.O. Box 1157
Plot 50370, Fairgrounds Gaborone
Tel: 3952313 Fax: 3972357

2. In accordance with section 70 of the Act, the holder shall, simultaneously with issuance of this license, and thereafter on each anniversary thereof, pay to the Government at the Office of the Director of Geological Survey, an annual charge equal to **(BWP5.00)** multiplied by the number of square kilometers in the License area subject to a minimum annual charge of **One thousand Pula (BWP1000.00)**.

3. The holder shall incur the minimum annual expenditures and shall expeditiously carryout the programme of prospecting operations set out in Annexure II.

GIVEN under my hand at GABORONE this 25th day of Sept in the year 2009.

....

Minister
Ministry of Minerals, Energy and Water Resources

Certified true copy
Grant Thornton Business Services (Pty) Ltd
P.O. Box 1157
Plot 50370, Fairgrounds Gaborone
Tel: 3952313 Fax: 3972357

ANNEXURE I

The license area is of **nine hundred and ninety point four square kilometers (990.4 km^2)**) defined by boundary lines, which shall be straight unless otherwise stated, joining successive points at the following coordinates:

Point	Longitude (East)	Latitude (South)
A	21.258480	-20.744720
B	21.362060	-20.694290
C	21.748990	-20.806680
D	21.665830	-20.871740
E	21.736920	-20.982880
F	21.558950	-21.035490

Area = 990.4 km^2

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Molatswane
Kareng
Kuke
Qabo
Groote Laagte
Dekar
PL702/2009
A
B
C
D
E
F
20
21
22
-20
-21
towns
villages
rivers
border
roads
Other licences
7.5 3.75 0 7.5 15 22.5 30
N
Geographic Coordinate System
Datum: WGS 1984

Bonnyridge (Pty) Ltd

Prospecting Licence No.702/2009

Area of Licence

Certified True Copy

ANNEXURE II

Programme	Minimum Expenditure
Year 1 **i. Detailed interpretation of national airborne magnetic data.** **ii. Review available technical data from previous exploration work.** **iii. Regional soil sampling on 0.5 x 1 km grid over airborne magnetic targets and elsewhere where appropriate.** **iv. Chemical analysis of samples.** **v. Review of data.**	**One Hundred Thousand Pula** **(BWP 100, 000.00)**
Year 2 **vi. Percussion drilling through Kalahari cover to basement to test geochemical and airborne magnetic anomalies.** **vii. Additional geochemical soil sampling over new identified targets.**	**Three Hundred Thousand Pula** **(BWP 300, 000.00)**
Year 3 **viii. Diamond drilling programme to commence resource definition for copper and precious metals.** **ix. Analysis of drill samples, data evaluation and reporting.**	**Six Hundred Thousand Pula** **(BWP 600, 000.00)**

Certified True Copy

Grant Thornton Business Services (Pty) Ltd
P.O. Box 1157
Plot 50370, Fairgrounds Gaborone
Tel: 3952313 Fax: 3972357